UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2014

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

Diversified Restaurant Holdings, Inc. (NASDAQ: BAGR) has prepared presentation materials (the “Investor Presentation”) that management intends to use from time to time on or after August 25, 2014 in presentations about BAGR’s operations and performance. BAGR may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in BAGR and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is available on the BAGR website at http://www.diversifiedrestaurantholdings.com/phoenix.zhtml?c=223780&p=irol-irhome. Materials on the BAGR website are not part of or incorporated by reference into this Form 8-K.

The information contained in the Investor Presentation is summary information that should be considered in the context of BAGR’s filings with the Securities and Exchange Commission and other public announcements that BAGR may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Report. While BAGR may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, BAGR specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Investor Presentation, BAGR makes no admission as to the materiality of any information in this Report, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information included in the Investor Presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). BAGR’s management uses these non-GAAP measures in its analysis of the company’s performance. BAGR believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information set forth in this Report, including without limitation the Investor Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Diversified Restaurant Holdings, Inc. Investor Presentation dated August 2014.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: August 25, 2014	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Diversified Restaurant Holdings, Inc. Investor Presentation dated August 2014.

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